UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39878	81-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera
San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7845

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to First Lien Credit Agreement

On December 12, 2022, Petco Health and Wellness Company, Inc. (the “Company”) entered into a first amendment to credit agreement (the “First Lien Amendment”) with Citibank, N.A., as administrative agent (in such capacity, the “First Lien Administrative Agent”), which amends the first lien credit agreement, dated March 4, 2021, by and among the Company, the First Lien Administrative Agent and the lenders named therein (as so amended, the “First Lien Credit Agreement”).

Pursuant to the terms of the First Lien Amendment, the First Lien Administrative Agent agreed to replace the LIBOR-based interest rate applicable to borrowings under the First Lien Credit Agreement with a SOFR-based interest rate, subject to adjustment as specified in the First Lien Amendment.

The foregoing description of the terms of the First Lien Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Lien Amendment, a copy of which is filed as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Amendment to ABL Revolving Credit Agreement

On December 12, 2022, the Company entered into a first amendment to ABL revolving credit agreement (the “ABL Amendment”) with Citibank, N.A., as administrative agent (in such capacity, the “ABL Administrative Agent”), which amends the ABL revolving credit agreement, dated March 4, 2021, by and among the Company, the ABL Administrative Agent and the lenders named therein (as so amended, the “ABL Credit Agreement”).

Pursuant to the terms of the ABL Amendment, the ABL Administrative Agent agreed to replace the LIBOR-based interest rate applicable to borrowings under the ABL Credit Agreement with a SOFR-based interest rate, subject to adjustment as specified in the ABL Amendment.

The foregoing description of the terms of the ABL Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ABL Amendment, a copy of which is filed as Exhibit 10.2 and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated December 12, 2022, by and between Petco Health and Wellness Company, Inc. and Citibank, N.A., as administrative agent
10.2	First Amendment to ABL Revolving Credit Agreement, dated December 12, 2022, by and between Petco Health and Wellness Company, Inc. and Citibank, N.A., as administrative agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Date:	December 16, 2022	By:	/s/ Ilene Eskenazi
Ilene Eskenazi Chief Legal and Human Resources Officer and Secretary